Exhibit 99.2

American Financial Group, Inc. Investor Supplement - Fourth Quarter 2025
February 3, 2026 American Financial Group, Inc. Corporate Headquarters Great American Insurance Group Tower 301 E Fourth Street Cincinnati, OH 45202 513 579 6739

American Financial Group, Inc. Table of Contents - Investor Supplement - Fourth Quarter 2025

American Financial Group, Inc. Financial Highlights (in millions, except per share information)

	Three Months Ended					Twelve Months Ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	12/31/25	12/31/24
Highlights
Net earnings	$299	$215	$174	$154	$255	$842	$887
Core net operating earnings	305	224	179	152	262	860	902
Total assets	32,659	33,834	30,669	30,294	30,836	32,659	30,836
Shareholders’ equity, excluding AOCI (a)	4,870	4,803	4,648	4,571	4,706	4,870	4,706
Property and Casualty net written premiums	1,444	2,252	1,803	1,611	1,460	7,110	7,139
Per share data
Diluted earnings per share	$3.58	$2.58	$2.07	$1.84	$3.03	$10.08	$10.57
Core net operating earnings per share	3.65	2.69	2.14	1.81	3.12	10.29	10.75
Book value per share, excluding AOCI (a)	58.38	57.59	55.74	54.63	56.03	58.38	56.03
Dividends per common share	2.88	0.80	0.80	2.80	4.80	7.28	9.43
Financial ratios
Annualized return on equity (b)	24.7%	18.2%	15.0%	13.3%	21.3%	17.8%	19.0%
Annualized core operating return on equity (b)	25.2%	19.0%	15.5%	13.1%	21.9%	18.2%	19.3%
Property and Casualty combined ratio—Specialty:
Loss & LAE ratio	58.6%	67.2%	61.1%	61.0%	63.7%	62.2%	63.3%
Underwriting expense ratio	25.5%	25.8%	32.0%	33.0%	25.3%	28.8%	27.9%

Combined ratio - Specialty	84.1%	93.0%	93.1%	94.0%	89.0%	91.0%	91.2%

(a)	A reconciliation to the GAAP measure is on page 12.
(b)	Excludes accumulated other comprehensive income.

American Financial Group, Inc. Summary of Earnings ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	12/31/25	12/31/24
Property and Casualty Insurance
Underwriting profit	$284	$138	$113	$94	$202	$629	$620
Net investment income	171	205	179	170	195	725	784
Other income (expense)	(15)	(15)	(19)	(18)	(19)	(67)	(76)

Property and Casualty Insurance operating earnings	440	328	273	246	378	1,287	1,328
Interest expense of parent holding companies	(23)	(19)	(19)	(19)	(19)	(80)	(76)
Other expense	(31)	(29)	(27)	(33)	(29)	(120)	(114)

Pretax core operating earnings	386	280	227	194	330	1,087	1,138
Income tax expense	81	56	48	42	68	227	236

Core net operating earnings	305	224	179	152	262	860	902
Non-core items, net of tax:
Realized gains (losses) on securities	(6)	10	2	2	(7)	8	—
Realized gain on subsidiaries	—	1	—	—	—	1	—
Special A&E charges - Former Railroad and Manufacturing operations	—	(20)	—	—	—	(20)	(11)
Other non-core items	—	—	(7)	—	—	(7)	(4)

Net earnings	$299	$215	$174	$154	$255	$842	$887

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information)

	Three Months Ended					Twelve Months Ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	12/31/25	12/31/24
Core net operating earnings	$305	$224	$179	$152	$262	$860	$902

Net earnings	$299	$215	$174	$154	$255	$842	$887

Average number of diluted shares	83.411	83.397	83.488	83.842	83.966	83.533	83.903
Diluted earnings per share:
Core net operating earnings per share	$3.65	$2.69	$2.14	$1.81	$3.12	$10.29	$10.75
Realized gains (losses) on securities	(0.07)	0.12	0.02	0.03	(0.09)	0.11	—
Realized gain on subsidiaries	—	0.01	—	—	—	0.01	—
Special A&E charges - Former Railroad and Manufacturing operations	—	(0.24)	—	—	—	(0.24)	(0.13)
Other non-core items	—	—	(0.09)	—	—	(0.09)	(0.05)

Diluted earnings per share	$3.58	$2.58	$2.07	$1.84	$3.03	$10.08	$10.57

American Financial Group, Inc. Property and Casualty Insurance - Summary Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	12/31/25	12/31/24
Property and Transportation	$216	$55	$27	$37	$81	$335	$214
Specialty Casualty	27	33	49	20	69	129	279
Specialty Financial	44	51	38	37	54	170	133

Underwriting profit - Specialty	287	139	114	94	204	634	626
Other core charges, included in loss and LAE	(3)	(1)	(1)	—	(2)	(5)	(6)

Underwriting profit - Property and Casualty Insurance	$284	$138	$113	$94	$202	$629	$620

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$1	$—	$2
Catastrophe losses	4	23	38	72	20	137	180

Total current accident year catastrophe losses	$4	$23	$38	$72	$21	$137	$182

Prior year loss reserve development (favorable) / adverse	$(27)	$(23)	$(11)	$(20)	$36	$(81)	$(64)

Combined ratio:
Property and Transportation	70.6%	94.1%	95.2%	92.5%	89.5%	87.8%	92.4%
Specialty Casualty	96.7%	95.8%	93.9%	97.6%	91.4%	96.0%	91.2%
Specialty Financial	83.0%	81.1%	86.1%	87.0%	80.7%	84.4%	87.2%
Combined ratio - Specialty	84.1%	93.0%	93.1%	94.0%	89.0%	91.0%	91.2%
Other core charges	0.2%	0.1%	0.0%	0.1%	0.1%	0.0%	0.0%

Combined ratio	84.3%	93.1%	93.1%	94.1%	89.1%	91.0%	91.2%

P&C combined ratio excl. catastrophe losses and prior year reserve development	85.5%	93.0%	91.5%	90.8%	86.1%	90.3%	89.6%

Loss and LAE components:
Current accident year, excluding catastrophe losses	60.0%	67.2%	59.5%	57.8%	60.8%	61.5%	61.7%
Prior accident year loss reserve development	(1.5%)	(1.1%)	(0.7%)	(1.3%)	1.9%	(1.1%)	(0.9%)
Current accident year catastrophe losses	0.3%	1.2%	2.3%	4.6%	1.1%	1.8%	2.5%

Loss and LAE ratio	58.8%	67.3%	61.1%	61.1%	63.8%	62.2%	63.3%

American Financial Group, Inc. Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	12/31/25	12/31/24
Gross written premiums	$2,085	$3,665	$2,653	$2,291	$2,043	$10,694	$10,533
Ceded reinsurance premiums	(641)	(1,413)	(850)	(680)	(583)	(3,584)	(3,394)

Net written premiums	1,444	2,252	1,803	1,611	1,460	7,110	7,139
Change in unearned premiums	362	(239)	(156)	(31)	390	(64)	(103)

Net earned premiums	1,806	2,013	1,647	1,580	1,850	7,046	7,036
Loss and LAE	1,058	1,354	1,006	965	1,179	4,383	4,449
Underwriting expense	461	520	527	521	467	2,029	1,961

Underwriting profit	$287	$139	$114	$94	$204	$634	$626

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$1	$—	$2
Catastrophe losses	4	23	38	72	20	137	180

Total current accident year catastrophe losses	$4	$23	$38	$72	$21	$137	$182

Prior year loss reserve development (favorable) / adverse	$(30)	$(24)	$(12)	$(20)	$34	$(86)	$(70)

Combined ratio:
Loss and LAE ratio	58.6%	67.2%	61.1%	61.0%	63.7%	62.2%	63.3%
Underwriting expense ratio	25.5%	25.8%	32.0%	33.0%	25.3%	28.8%	27.9%

Combined ratio	84.1%	93.0%	93.1%	94.0%	89.0%	91.0%	91.2%

Combined ratio excl. catastrophe losses and prior year reserve development	85.5%	93.0%	91.5%	90.8%	86.1%	90.2%	89.6%

Loss and LAE components:
Current accident year, excluding catastrophe losses	60.0%	67.2%	59.5%	57.8%	60.8%	61.4%	61.7%
Prior accident year loss reserve development	(1.6%)	(1.2%)	(0.7%)	(1.3%)	1.8%	(1.2%)	(1.0%)
Current accident year catastrophe losses	0.2%	1.2%	2.3%	4.5%	1.1%	2.0%	2.6%

Loss and LAE ratio	58.6%	67.2%	61.1%	61.0%	63.7%	62.2%	63.3%

American Financial Group, Inc. Property and Transportation - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	12/31/25	12/31/24
Gross written premiums	$612	$1,975	$1,247	$897	$585	$4,731	$4,735
Ceded reinsurance premiums	(214)	(924)	(488)	(334)	(177)	(1,960)	(1,889)

Net written premiums	398	1,051	759	563	408	2,771	2,846
Change in unearned premiums	337	(116)	(183)	(63)	357	(25)	(20)

Net earned premiums	735	935	576	500	765	2,746	2,826
Loss and LAE	417	728	387	311	531	1,843	1,972
Underwriting expense	102	152	162	152	153	568	640

Underwriting profit	$216	$55	$27	$37	$81	$335	$214

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$1	$—	$1
Catastrophe losses	—	4	12	10	9	26	65

Total current accident year catastrophe losses	$—	$4	$12	$10	$10	$26	$66

Prior year loss reserve development (favorable) / adverse	$(20)	$(11)	$(13)	$(19)	$(2)	$(63)	$(96)

Combined ratio:
Loss and LAE ratio	56.8%	77.8%	67.2%	62.1%	69.5%	67.1%	69.8%
Underwriting expense ratio	13.8%	16.3%	28.0%	30.4%	20.0%	20.7%	22.6%

Combined ratio	70.6%	94.1%	95.2%	92.5%	89.5%	87.8%	92.4%

Combined ratio excl. catastrophe losses and prior year reserve development	73.4%	94.8%	95.4%	94.4%	88.5%	89.1%	93.5%

Loss and LAE components:
Current accident year, excluding catastrophe losses	59.6%	78.5%	67.4%	64.0%	68.5%	68.4%	70.9%
Prior accident year loss reserve development	(2.7%)	(1.1%)	(2.2%)	(3.9%)	(0.3%)	(2.3%)	(3.4%)
Current accident year catastrophe losses	(0.1%)	0.4%	2.0%	2.0%	1.3%	1.0%	2.3%

Loss and LAE ratio	56.8%	77.8%	67.2%	62.1%	69.5%	67.1%	69.8%

American Financial Group, Inc. Specialty Casualty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	12/31/25	12/31/24
Gross written premiums	$1,153	$1,337	$1,062	$1,068	$1,126	$4,620	$4,543
Ceded reinsurance premiums	(357)	(423)	(297)	(296)	(353)	(1,373)	(1,297)

Net written premiums	796	914	765	772	773	3,247	3,246
Change in unearned premiums	16	(104)	34	22	32	(32)	(70)

Net earned premiums	812	810	799	794	805	3,215	3,176
Loss and LAE	558	541	516	536	541	2,151	2,045
Underwriting expense	227	236	234	238	195	935	852

Underwriting profit	$27	$33	$49	$20	$69	$129	$279

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$1
Catastrophe losses	(3)	8	7	27	(6)	39	34

Total current accident year catastrophe losses	$(3)	$8	$7	$27	$(6)	$39	$35

Prior year loss reserve development (favorable) / adverse	$(1)	$(1)	$10	$12	$44	$20	$37

Combined ratio:
Loss and LAE ratio	68.7%	66.8%	64.5%	67.6%	67.2%	66.9%	64.4%
Underwriting expense ratio	28.0%	29.0%	29.4%	30.0%	24.2%	29.1%	26.8%

Combined ratio	96.7%	95.8%	93.9%	97.6%	91.4%	96.0%	91.2%

Combined ratio excl. catastrophe losses and prior year reserve development	97.1%	94.9%	91.8%	92.6%	86.7%	94.1%	89.0%

Loss and LAE components:
Current accident year, excluding catastrophe losses	69.1%	65.9%	62.4%	62.6%	62.5%	65.0%	62.2%
Prior accident year loss reserve development	(0.1%)	(0.1%)	1.2%	1.6%	5.4%	0.6%	1.2%
Current accident year catastrophe losses	(0.3%)	1.0%	0.9%	3.4%	(0.7%)	1.3%	1.0%

Loss and LAE ratio	68.7%	66.8%	64.5%	67.6%	67.2%	66.9%	64.4%

American Financial Group, Inc. Specialty Financial - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	12/31/25	12/31/24
Gross written premiums	$320	$353	$344	$326	$332	$1,343	$1,255
Ceded reinsurance premiums	(70)	(66)	(65)	(50)	(53)	(251)	(208)

Net written premiums	250	287	279	276	279	1,092	1,047
Change in unearned premiums	9	(19)	(7)	10	1	(7)	(13)

Net earned premiums	259	268	272	286	280	1,085	1,034
Loss and LAE	83	85	103	118	107	389	432
Underwriting expense	132	132	131	131	119	526	469

Underwriting profit	$44	$51	$38	$37	$54	$170	$133

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe losses	7	11	19	35	17	72	81

Total current accident year catastrophe losses	$7	$11	$19	$35	$17	$72	$81

Prior year loss reserve development (favorable) / adverse	$(9)	$(12)	$(9)	$(13)	$(8)	$(43)	$(11)

Combined ratio:
Loss and LAE ratio	32.0%	31.8%	38.1%	41.1%	38.1%	35.9%	41.8%
Underwriting expense ratio	51.0%	49.3%	48.0%	45.9%	42.6%	48.5%	45.4%

Combined ratio	83.0%	81.1%	86.1%	87.0%	80.7%	84.4%	87.2%

Combined ratio excl. catastrophe losses and prior year reserve development	83.5%	81.7%	82.0%	79.7%	77.5%	81.7%	80.4%

Loss and LAE components:
Current accident year, excluding catastrophe losses	32.5%	32.4%	34.0%	33.8%	34.9%	33.2%	35.0%
Prior accident year loss reserve development	(3.0%)	(4.7%)	(3.2%)	(4.6%)	(3.0%)	(3.9%)	(1.1%)
Current accident year catastrophe losses	2.5%	4.1%	7.3%	11.9%	6.2%	6.6%	7.9%

Loss and LAE ratio	32.0%	31.8%	38.1%	41.1%	38.1%	35.9%	41.8%

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions)

	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24
Assets:
Total cash and investments	$17,182	$16,761	$16,049	$15,994	$15,852	$15,741
Recoverables from reinsurers	5,545	5,565	4,733	4,945	5,176	5,217
Prepaid reinsurance premiums	1,089	1,443	1,256	1,105	1,013	1,346
Agents’ balances and premiums receivable	1,641	2,034	1,946	1,589	1,532	1,995
Deferred policy acquisition costs	333	349	345	316	320	340
Assets of managed investment entities	4,050	3,972	3,833	3,848	4,140	4,332
Other receivables	1,212	2,075	877	855	1,123	1,989
Other assets	1,280	1,308	1,325	1,337	1,375	1,326
Goodwill	327	327	305	305	305	305

Total assets	$32,659	$33,834	$30,669	$30,294	$30,836	$32,591

Liabilities and Equity:
Unpaid losses and loss adjustment expenses	$15,111	$15,079	$13,834	$13,970	$14,179	$14,206
Unearned premiums	3,736	4,450	4,026	3,710	3,584	4,320
Payable to reinsurers	1,201	1,578	1,152	1,028	1,191	1,620
Liabilities of managed investment entities	3,907	3,834	3,685	3,726	3,965	4,168
Long-term debt	1,820	1,820	1,476	1,476	1,475	1,475
Other liabilities	2,064	2,343	1,980	1,992	1,976	2,094

Total liabilities	27,839	29,104	26,153	25,902	26,370	27,883
Shareholders’ equity:
Common stock	83	83	83	84	84	84
Capital surplus	1,430	1,421	1,414	1,409	1,411	1,400
Retained earnings	3,357	3,299	3,151	3,078	3,211	3,360
Unrealized gains (losses) - fixed maturities	(22)	(43)	(101)	(141)	(202)	(100)
Unrealized gains (losses) - fixed maturity-related cash flow hedges	(2)	(3)	(5)	(7)	(10)	(7)
Other comprehensive income (loss), net of tax	(26)	(27)	(26)	(31)	(28)	(29)

Total shareholders’ equity	4,820	4,730	4,516	4,392	4,466	4,708

Total liabilities and equity	$32,659	$33,834	$30,669	$30,294	$30,836	$32,591

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information)

	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24
Shareholders’ equity	$4,820	$4,730	$4,516	$4,392	$4,466	$4,708
Accumulated other comprehensive income (loss)	(50)	(73)	(132)	(179)	(240)	(136)

Shareholders’ equity, excluding AOCI	4,870	4,803	4,648	4,571	4,706	4,844
Goodwill	327	327	305	305	305	305
Intangibles	189	192	193	198	203	199

Tangible shareholders’ equity, excluding AOCI	$4,354	$4,284	$4,150	$4,068	$4,198	$4,340

Common shares outstanding	83.422	83.401	83.386	83.668	83.978	83.923
Book value per share:
Book value per share	$57.78	$56.72	$54.15	$52.50	$53.18	$56.10
Book value per share, excluding AOCI	58.38	57.59	55.74	54.63	56.03	57.71
Tangible, excluding AOCI	52.20	51.38	49.77	48.62	49.98	51.72
Market capitalization
AFG’s closing common share price	$136.68	$145.72	$126.21	$131.34	$136.93	$134.60
Market capitalization	$11,402	$12,153	$10,524	$10,989	$11,499	$11,296
Price / Book value per share, excluding AOCI	2.34	2.53	2.26	2.40	2.44	2.33

American Financial Group, Inc. Capitalization ($ in millions)

	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24
AFG senior obligations	$1,173	$1,173	$823	$823	$823	$823
Borrowings drawn under credit facility	—	—	—	—	—	—

Debt excluding subordinated debt	1,173	1,173	823	823	823	823
AFG subordinated debentures	675	675	675	675	675	675

Total principal amount of long-term debt	1,848	1,848	1,498	1,498	1,498	1,498
Shareholders’ equity	4,820	4,730	4,516	4,392	4,466	4,708
Accumulated other comprehensive income (loss)	(50)	(73)	(132)	(179)	(240)	(136)

Total capital, excluding AOCI	$6,718	$6,651	$6,146	$6,069	$6,204	$6,342

Ratio of debt to total capital, excluding AOCI:
Including subordinated debt	27.5%	27.8%	24.4%	24.7%	24.1%	23.6%
Excluding subordinated debt	17.5%	17.6%	13.4%	13.6%	13.3%	13.0%

American Financial Group, Inc. Additional Supplemental Information ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	12/31/25	12/31/24
Property and Casualty Insurance
Paid Losses (GAAP)	$984	$936	$931	$967	$1,179	$3,818	$4,034

	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24
GAAP Equity (excluding AOCI)
Property and Casualty Insurance	$6,334	$6,173	$5,935	$5,853	$5,962	$6,150
Parent and other subsidiaries	(1,464)	(1,370)	(1,287)	(1,282)	(1,256)	(1,306)

AFG GAAP Equity (excluding AOCI)	$4,870	$4,803	$4,648	$4,571	$4,706	$4,844

Allowable dividends without regulatory approval
Property and Casualty Insurance	$1,081	$1,004	$1,004	$1,004	$1,004	$946

American Financial Group, Inc. Total Cash and Investments ($ in millions)

	Carrying Value - December 31, 2025
	Property and Casualty Insurance	Parent & Other	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$1,377	$350	$—	$1,727	10%
Fixed maturities - Available for sale	10,923	129	—	11,052	64%
Fixed maturities - Trading	91	—	—	91	1%
Equity securities - Common stocks	365	—	—	365	2%
Equity securities - Perpetual preferred	420	—	—	420	2%
Investments accounted for using the equity method	2,419	2	—	2,421	14%
Mortgage loans	947	—	—	947	6%
Real estate and other investments	199	103	(143)	159	1%

Total cash and investments	$16,741	$584	$(143)	$17,182	100%

	Carrying Value - December 31, 2024
	Property and Casualty Insurance	Parent & Other	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$1,105	$301	$—	$1,406	9%
Fixed maturities - Available for sale	10,356	42	—	10,398	66%
Fixed maturities - Trading	76	—	—	76	0%
Equity securities - Common stocks	336	—	—	336	2%
Equity securities - Perpetual preferred	415	—	—	415	3%
Investments accounted for using the equity method	2,275	2	—	2,277	14%
Mortgage loans	791	—	—	791	5%
Real estate and other investments	229	98	(174)	153	1%

Total cash and investments	$15,583	$443	$(174)	$15,852	100%

American Financial Group, Inc. Net Investment Income ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	12/31/25	12/31/24
Property and Casualty Insurance:
Gross investment income excluding alternative investments
Fixed maturities	$138	$135	$140	$137	$134	$550	$532
Equity securities	6	6	15	6	9	33	29
Other investments (a)	27	27	23	21	24	98	87

Gross investment income excluding alternative investments	171	168	178	164	167	681	648
Gross investment income from alternative investments (b)	6	43	8	12	33	69	158

Total gross investment income	177	211	186	176	200	750	806
Investment expenses	(6)	(6)	(7)	(6)	(5)	(25)	(22)

Total net investment income	$171	$205	$179	$170	$195	$725	$784

Average cash and investments (c)	$16,520	$16,095	$15,921	$15,881	$15,718	$16,144	$15,479

Average yield - overall portfolio, net (d)	4.14%	5.09%	4.50%	4.28%	4.96%	4.49%	5.06%
Average yield - fixed maturities before inv expenses (d)	5.11%	5.12%	5.24%	5.13%	5.09%	5.13%	5.02%
AFG consolidated net investment income:
Property & Casualty core	$171	$205	$179	$170	$195	$725	$784
Parent & other	7	6	7	5	7	25	29
Consolidate CLOs	5	(6)	(2)	(2)	(8)	(5)	(33)

Total net investment income	$183	$205	$184	$173	$194	$745	$780

Average cash and investments (c)	$17,013	$16,496	$16,175	$16,140	$15,987	$16,496	$15,767

Average yield - overall portfolio, net (d)	4.30%	4.97%	4.55%	4.29%	4.85%	4.52%	4.95%
Average yield - fixed maturities before inv expenses (d)	5.11%	5.11%	5.24%	5.13%	5.10%	5.13%	5.04%

(a)	Includes income from mortgage loans, real estate, short-term investments, and cash equivalents.
(b)	Investment income on alternative investments is detailed on page 17.
(c)	Average cash and investments is the average of the beginning and ending quarter balances, or the average of the five quarters balances.
(d)	Average yield is calculated by dividing investment income for the period by the average balance.

American Financial Group, Inc. Alternative Investments ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	12/31/25	12/31/24
Property and Casualty Insurance:
Net Investment Income
Fixed maturities MTM through investment income	$1	$16	$8	$(3)	$12	$22	$22
Equity securities MTM through investment income (a)	(12)	(6)	4	—	12	(14)	57
Investments accounted for using the equity method (b)	22	27	(6)	13	1	56	46
AFG managed CLOs (eliminated in consolidation)	(5)	6	2	2	8	5	33

Total Property & Casualty	$6	$43	$8	$12	$33	$69	$158

Investments
Fixed maturities MTM through investment income	$44	$30	$55	$50	$75	$44	$75
Equity securities MTM through investment income (a)	211	243	233	232	222	211	222
Investments accounted for using the equity method (b)	2,419	2,381	2,338	2,324	2,275	2,419	2,275
AFG managed CLOs (eliminated in consolidation)	143	138	148	122	174	143	174

Total Property & Casualty	$2,817	$2,792	$2,774	$2,728	$2,746	$2,817	$2,746

Annualized Return - Property & Casualty	0.9%	6.2%	1.2%	1.8%	4.9%	2.5%	6.1%
AFG Consolidated:
Net Investment Income
Fixed maturities MTM through investment income	$1	$16	$8	$(3)	$12	$22	$22
Equity securities MTM through investment income (a)	(12)	(6)	4	—	12	(14)	57
Investments accounted for using the equity method (b)	22	27	(6)	13	1	56	46
AFG managed CLOs (eliminated in consolidation)	(5)	6	2	2	8	5	33

Total AFG Consolidated	$6	$43	$8	$12	$33	$69	$158

Investments
Fixed maturities MTM through investment income	$44	$30	$55	$50	$75	$44	$75
Equity securities MTM through investment income (a)	211	243	233	232	222	211	222
Investments accounted for using the equity method (b)	2,421	2,383	2,341	2,326	2,277	2,421	2,277
AFG managed CLOs (eliminated in consolidation)	143	138	148	122	174	143	174

Total AFG Consolidated	$2,819	$2,794	$2,777	$2,730	$2,748	$2,819	$2,748

Annualized Return - AFG Consolidated	0.9%	6.2%	1.2%	1.8%	4.9%	2.5%	6.1%

(a)	AFG records holding gains and losses in net investment income on certain securities classified at purchase as “fair value through net investment income.”
(b)	The majority of AFG’s investments accounted for using the equity method mark their underlying assets to market through net income.

American Financial Group, Inc. Fixed Maturities - By Security Type - AFG Consolidated ($ in millions )

December 31, 2025	Book Value (a)	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$160	$161	$1	1%	1%
States, municipalities and political subdivisions	853	835	(18)	7%	5%
Foreign government	301	303	2	3%	2%
Residential mortgage-backed securities	2,807	2,747	(60)	25%	16%
Collateralized loan obligations	1,162	1,160	(2)	10%	7%
Other asset-backed securities	2,534	2,525	(9)	23%	14%
Corporate and other bonds	3,354	3,412	58	31%	20%

Total AFG consolidated	$11,171	$11,143	$(28)	100%	65%

Approximate duration - P&C	3.3 years
Approximate duration - P&C including cash	2.9 years
December 31, 2024	Book Value (a)	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$176	$173	$(3)	2%	1%
States, municipalities and political subdivisions	905	859	(46)	8%	5%
Foreign government	283	284	1	3%	2%
Residential mortgage-backed securities	2,121	1,989	(132)	19%	13%
Collateralized loan obligations	1,239	1,237	(2)	12%	8%
Other asset-backed securities	2,457	2,407	(50)	22%	15%
Corporate and other bonds	3,548	3,525	(23)	34%	22%

Total AFG consolidated	$10,729	$10,474	$(255)	100%	66%

Approximate duration - P&C	3.1 years
Approximate duration - P&C including cash	2.8 years

(a)	Book Value is amortized cost, net of allowance for expected credit losses.

Appendix A American Financial Group, Inc. Fixed Maturities by Credit Rating & NAIC Designation by Type 12/31/2025 ($ in millions)

	Fair Value by Type
Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CLOs	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$—	$161	$255	$2,475	$1,137	$831	$13	$4,872	44%
AA	161	644	14	87	20	349	222	1,497	13%
A	—	21	30	75	3	743	998	1,870	17%
BBB	—	8	4	27	—	520	1,898	2,457	22%

Subtotal - Investment grade	161	834	303	2,664	1,160	2,443	3,131	10,696	96%
BB	—	—	—	2	—	5	122	129	1%
B	—	—	—	1	—	1	20	22	0%
CCC, CC, C	—	—	—	25	—	2	3	30	1%
D	—	—	—	—	—	—	—	—	0%

Subtotal - Non-Investment grade	—	—	—	28	—	8	145	181	2%
Not Rated (b)	—	1	—	55	—	74	136	266	2%

Total	$161	$835	$303	$2,747	$1,160	$2,525	$3,412	$11,143	100%

	Fair Value by Type
NAIC designation	US Gov	Munis	Frgn Gov	RMBS	CLOs	ABS	Corp/Oth	Total	% Total
1	$161	$822	$239	$2,639	$1,059	$1,906	$1,230	$8,056	75%
2	—	8	—	26	—	509	1,861	2,404	22%

Subtotal	161	830	239	2,665	1,059	2,415	3,091	10,460	97%
3	—	—	—	1	—	5	174	180	2%
4	—	—	—	1	—	5	35	41	0%
5	—	—	—	13	—	1	62	76	1%
6	—	—	—	1	—	3	1	5	0%

Subtotal	—	—	—	16	—	14	272	302	3%
Total insurance companies	$161	$830	$239	$2,681	$1,059	$2,429	$3,363	$10,762	100%

No NAIC designation (c)	—	—	—	—	—	39	17	56
Non-Insurance and Foreign Companies (d)	—	5	64	66	101	57	32	325

Total	$161	$835	$303	$2,747	$1,160	$2,525	$3,412	$11,143

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	For ABS, 39% are NAIC 1 and 52% do not have a designation.

For Corp/Oth, 12% are NAIC 1, 24% NAIC 3 and 43% NAIC 5.

For Total, 37% are NAIC 1, 11% NAIC 3, 24% NAIC 5 and 15% do not have a designation.

(c)	Surplus notes and CLO equity tranches that are classified as other invested assets for STAT.
(d)	99% are investment grade rated.

Appendix B American Financial Group, Inc. Fixed Maturities by Credit Rating & NAIC Designation by Type 12/31/2024 ($ in millions)

	Fair Value by Type
Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CLOs	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$—	$342	$264	$1,717	$1,166	$856	$14	$4,359	42%
AA	173	469	9	92	66	305	175	1,289	12%
A	—	38	5	69	4	649	925	1,690	16%
BBB	—	8	6	20	—	519	1,990	2,543	24%

Subtotal - Investment grade	173	857	284	1,898	1,236	2,329	3,104	9,881	94%
BB	—	—	—	2	—	7	167	176	2%
B	—	—	—	2	—	2	33	37	0%
CCC, CC, C	—	—	—	28	—	3	14	45	1%
D	—	—	—	—	—	—	12	12	0%

Subtotal - Non-Investment grade	—	—	—	32	—	12	226	270	3%
Not Rated (b)	—	2	—	59	1	66	195	323	3%

Total	$173	$859	$284	$1,989	$1,237	$2,407	$3,525	$10,474	100%

	Fair Value by Type
NAIC designation	US Gov	Munis	Frgn Gov	RMBS	CLOs	ABS	Corp/Oth	Total	% Total
1	$173	$846	$237	$1,898	$1,220	$1,810	$1,119	$7,303	71%
2	—	8	—	20	—	508	1,988	2,524	25%

Subtotal	173	854	237	1,918	1,220	2,318	3,107	9,827	96%
3	—	—	—	8	—	7	172	187	2%
4	—	—	—	—	—	2	59	61	1%
5	—	—	—	6	—	4	127	137	1%
6	—	—	—	1	—	2	16	19	0%

Subtotal	—	—	—	15	—	15	374	404	4%
Total insurance companies	$173	$854	$237	$1,933	$1,220	$2,333	$3,481	$10,231	100%

No NAIC designation (c)	—	—	—	—	1	25	8	34
Non-Insurance and Foreign Companies (d)	—	5	47	56	16	49	36	209

Total	$173	$859	$284	$1,989	$1,237	$2,407	$3,525	$10,474

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	For ABS, 57% are NAIC 1 and 38% do not have a designation.

For Corp/Oth, 9% are NAIC 1, 12% NAIC 2, 15% NAIC 4 and 57% NAIC 5.

For Total, 29% are NAIC 1, 8% NAIC 2, 10% NAIC 4, 37% NAIC 5 and 11% do not have a designation.

(c)	Surplus notes and CLO equity tranches that are classified as other invested assets for STAT.
(d)	98% are investment grade rated.

Appendix C American Financial Group, Inc. Corporate Securities by Credit Rating & NAIC Designation by Industry 12/31/2025 ($ in millions)

	Fair Value By Industry
Credit Rating (a)	Banking	Other Financials	Insurance	Asset Managers	Technology	Utilities	Retailers	Consumer	REITs	Basic Industry	Capital Goods	Autos	Healthcare	Media	Other	Total	% Total
Investment Grade
AAA	$—	$—	$—	$—	$11	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2	$13	0%
AA	—	32	58	5	30	10	10	49	—	—	—	—	15	—	13	222	6%
A	179	70	155	52	48	151	23	51	55	16	31	101	36	—	30	998	29%
BBB	264	94	53	769	160	90	45	41	56	79	45	55	39	15	93	1,898	56%

Subtotal	443	196	266	826	249	251	78	141	111	95	76	156	90	15	138	3,131	91%
BB	6	—	—	—	4	—	36	9	6	8	1	18	3	25	6	122	4%
B	2	—	—	—	—	—	—	7	—	—	—	—	5	6	—	20	1%
CCC, CC, C	—	—	—	—	—	—	—	—	—	—	3	—	—	—	—	3	0%
D	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	8	—	—	—	4	—	36	16	6	8	4	18	8	31	6	145	5%
Not Rated (b)	—	25	6	—	2	—	—	28	5	2	2	1	43	20	2	136	4%

Total	$451	$221	$272	$826	$255	$251	$114	$185	$122	$105	$82	$175	$141	$66	$146	$3,412	100%

	Fair Value By Industry
NAIC designation	Banking	Other Financials	Insurance	Asset Managers	Technology	Utilities	Retailers	Consumer	REITs	Basic Industry	Capital Goods	Autos	Healthcare	Media	Other	Total	% Total
1	$176	$104	$211	$57	$88	$161	$33	$101	$55	$16	$33	$101	$50	$—	$44	$1,230	37%
2	261	70	52	763	157	88	45	48	56	77	44	54	38	14	94	1,861	55%

Subtotal	437	174	263	820	245	249	78	149	111	93	77	155	88	14	138	3,091	92%
3	7	24	—	—	4	—	36	16	6	4	1	18	27	25	6	174	5%
4	2	—	—	—	—	—	—	18	—	4	—	—	5	6	—	35	1%
5	—	10	—	—	1	—	—	2	5	1	3	—	20	20	—	62	2%
6	—	1	—	—	—	—	—	—	—	—	—	—	—	—	—	1	0%

Subtotal	9	35	—	—	5	—	36	36	11	9	4	18	52	51	6	272	8%
Total insurance companies	$446	$209	$263	$820	$250	$249	$114	$185	$122	$102	$81	$173	$140	$65	$144	$3,363	100%

No NAIC designation (c)	—	11	6	—	—	—	—	—	—	—	—	—	—	—	—	17
Non-Insurance and Foreign Companies	5	1	3	6	5	2	—	—	—	3	1	2	1	1	2	32

Total	$451	$221	$272	$826	$255	$251	$114	$185	$122	$105	$82	$175	$141	$66	$146	$3,412

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	12% of not rated securities are NAIC 1, 24% NAIC 3 and 43% NAIC 5.
(c)	Surplus notes that are classified as other invested assets for STAT.

Appendix D American Financial Group, Inc. Corporate Securities by Credit Rating & NAIC Designation by Industry 12/31/2024 ($ in millions)

	Fair Value By Industry
Credit Rating (a)	Asset Managers	Banking	Technology	Insurance	Other Financials	Utilities	Consumer	Autos	Healthcare	REITs	Basic Industry	Retailers	Capital Goods	Media	Other	Total	% Total
Investment Grade
AAA	$—	$—	$11	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3	$14	0%
AA	5	—	22	44	32	5	39	—	14	—	—	10	—	—	4	175	5%
A	40	186	28	150	67	122	56	95	30	47	11	17	40	3	33	925	26%
BBB	767	242	172	51	83	92	64	68	31	75	110	38	47	45	105	1,990	57%

Subtotal	812	428	233	245	182	219	159	163	75	122	121	65	87	48	145	3,104	88%
BB	24	6	8	—	2	—	22	5	5	6	13	36	1	30	9	167	5%
B	4	2	2	—	—	—	11	—	9	—	—	—	4	—	1	33	1%
CCC, CC, C	—	—	2	—	—	—	—	—	12	—	—	—	—	—	—	14	0%
D	—	—	—	—	—	—	—	—	—	—	—	12	—	—	—	12	0%

Subtotal	28	8	12	—	2	—	33	5	26	6	13	48	5	30	10	226	6%
Not Rated (b)	—	—	16	7	43	—	12	2	47	8	—	15	23	20	2	195	6%

Total	$840	$436	$261	$252	$227	$219	$204	$170	$148	$136	$134	$128	$115	$98	$157	$3,525	100%

	Fair Value By Industry
NAIC designation	Asset Managers	Banking	Technology	Insurance	Other Financials	Utilities	Consumer	Autos	Healthcare	REITs	Basic Industry	Retailers	Capital Goods	Media	Other	Total	% Total
1	$45	$183	$61	$191	$113	$127	$94	$95	$46	$47	$11	$27	$40	$3	$36	$1,119	32%
2	763	239	168	50	83	90	71	66	43	75	107	37	47	44	105	1,988	57%

Subtotal	808	422	229	241	196	217	165	161	89	122	118	64	87	47	141	3,107	89%
3	24	6	8	1	4	—	27	5	6	6	8	36	2	30	9	172	5%
4	4	2	12	—	—	—	6	2	24	—	4	—	4	—	1	59	2%
5	—	—	7	—	24	—	2	—	28	8	1	15	21	20	1	127	4%
6	—	—	—	—	2	—	1	—	—	—	—	12	—	—	1	16	0%

Subtotal	28	8	27	1	30	—	36	7	58	14	13	63	27	50	12	374	11%
Total insurance companies	$836	$430	$256	$242	$226	$217	$201	$168	$147	$136	$131	$127	$114	$97	$153	$3,481	100%

No NAIC designation (c)	—	—	—	7	1	—	—	—	—	—	—	—	—	—	—	8
Non-Insurance and Foreign Companies	4	6	5	3	—	2	3	2	1	—	3	1	1	1	4	36

Total	$840	$436	$261	$252	$227	$219	$204	$170	$148	$136	$134	$128	$115	$98	$157	$3,525

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	9% of not rated securities are NAIC 1, 12% NAIC 2, 15% NAIC 4 and 57% NAIC 5.
(c)	Surplus notes that are classified as other invested assets for STAT.

Appendix E American Financial Group, Inc. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 12/31/2025 ($ in millions)

	Fair Value By Collateral Type
Credit Rating (a)	Whole Business	Triple Net Lease	TruPS	Railcar	Aircraft	Secured Financing	Commercial Real Estate	Single Family Rental	Auto	Other	Total	% Total
Investment Grade
AAA	$—	$231	$170	$—	$15	$—	$113	$93	$92	$117	$831	33%
AA	76	51	82	64	15	30	—	—	—	31	349	14%
A	10	16	3	169	175	63	—	—	—	307	743	29%
BBB	439	—	—	5	14	1	—	—	—	61	520	21%

Subtotal	525	298	255	238	219	94	113	93	92	516	2,443	97%
BB	—	—	—	—	2	1	—	—	—	2	5	0%
B	—	—	—	—	1	—	—	—	—	—	1	0%
CCC, CC, C	—	—	—	—	2	—	—	—	—	—	2	0%
D	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	—	—	—	—	5	1	—	—	—	2	8	0%
Not Rated (b)	—	—	—	—	3	29	—	—	—	42	74	3%

Total	$525	$298	$255	$238	$227	$124	$113	$93	$92	$560	$2,525	100%

	Fair Value By Collateral Type
NAIC designation	Whole Business	Triple Net Lease	TruPS	Railcar	Aircraft	Secured Financing	Commercial Real Estate	Single Family Rental	Auto	Other	Total	% Total
1	$86	$290	$252	$219	$203	$121	$106	$90	$87	$452	$1,906	79%
2	431	—	—	5	13	1	—	—	—	59	509	21%

Subtotal	517	290	252	224	216	122	106	90	87	511	2,415	100%
3	—	—	—	—	1	2	—	—	—	2	5	0%
4	—	—	—	—	1	—	—	—	—	4	5	0%
5	—	—	—	—	1	—	—	—	—	—	1	0%
6	—	—	—	—	3	—	—	—	—	—	3	0%

Subtotal	—	—	—	—	6	2	—	—	—	6	14	0%
Total insurance companies	$517	$290	$252	$224	$222	$124	$106	$90	$87	$517	$2,429	100%

No NAIC designation	—	—	—	—	2	—	—	—	—	37	39
Non-Insurance and Foreign Companies	8	8	3	14	3	—	7	3	5	6	57

Total	$525	$298	$255	$238	$227	$124	$113	$93	$92	$560	$2,525

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	39% of not rated securities are NAIC 1 and 52% do not have a designation.

Appendix F American Financial Group, Inc. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 12/31/2024 ($ in millions)

	Fair Value By Collateral Type
Credit Rating (a)	Whole Business	Commercial Real Estate	Triple Net Lease	TruPS	Railcar	Aircraft	Secured Financing	Single Family Rental	Auto	Other	Total	% Total
Investment Grade
AAA	$—	$258	$191	$46	$—	$7	$17	$125	$69	$143	$856	36%
AA	75	—	14	130	25	4	25	—	—	32	305	12%
A	10	—	17	18	156	118	65	—	—	265	649	27%
BBB	427	—	—	—	6	21	1	—	—	64	519	22%

Subtotal	512	258	222	194	187	150	108	125	69	504	2,329	97%
BB	—	—	—	—	—	5	1	—	—	1	7	0%
B	—	—	—	—	—	2	—	—	—	—	2	0%
CCC, CC, C	—	—	—	—	—	3	—	—	—	—	3	0%
D	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	—	—	—	—	—	10	1	—	—	1	12	0%
Not Rated (b)	—	—	—	—	—	2	33	—	—	31	66	3%

Total	$512	$258	$222	$194	$187	$162	$142	$125	$69	$536	$2,407	100%

	Fair Value By Collateral Type
NAIC designation	Whole Business	Commercial Real Estate	Triple Net Lease	TruPS	Railcar	Aircraft	Secured Financing	Single Family Rental	Auto	Other	Total	% Total
1	$85	$240	$219	$191	$179	$127	$139	$121	$67	$442	$1,810	77%
2	416	—	—	—	6	21	1	—	—	64	508	22%

Subtotal	501	240	219	191	185	148	140	121	67	506	2,318	99%
3	—	—	—	—	—	4	2	—	—	1	7	1%
4	—	—	—	—	—	2	—	—	—	—	2	0%
5	—	—	—	—	—	3	—	—	—	1	4	0%
6	—	—	—	—	—	2	—	—	—	—	2	0%

Subtotal	—	—	—	—	—	11	2	—	—	2	15	1%
Total insurance companies	$501	$240	$219	$191	$185	$159	$142	$121	$67	$508	$2,333	100%

No NAIC designation	—	—	—	—	—	—	—	—	—	25	25
Non-Insurance and Foreign Companies	11	18	3	3	2	3	—	4	2	3	49

Total	$512	$258	$222	$194	$187	$162	$142	$125	$69	$536	$2,407

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	57% of not rated securities are NAIC 1 and 38% do not have a designation.

Appendix G American Financial Group, Inc. Real Estate-Related Investments 12/31/2025 ($ in millions)

Investments accounted for using equity method (Real Estate Funds/Investments) (a)
Investment Type	Book Value	% of Book Value	Occupancy (b)	Collection Rate (c)
Multi-family	$1,250	87%	91%	96%
Fund Investments	105	8%	—	—
QOZ Fund - Development	28	2%	—	—
Office	18	1%	88%	100%
Marina	16	1%	—	—
Hospitality	12	1%	—	—
Land Development	2	0%	—	—

Total	$1,431	100%

Real Estate

Property Type	Book Value	% of Book Value	Debt
Resort & Marina	$52	51%	$—
Marina	35	34%	—
Office Building	13	13%	—
Land	2	2%	—

Total	$102	100%	$—

Mortgage Loans

Property Type	Book Value	% of Book Value	Loan To Value
Multifamily	$688	73%	66%
Hospitality	160	17%	42%
Marina	52	5%	52%
Office	47	5%	98%

Total	$947	100%	63%

Currently, no loans are receiving interest deferral through forbearance agreements.

(a)	Total investments accounted for using the equity method is $2.4 billion, the amounts presented in this table only relate to real estate funds/investments.
(b)	Occupancy as of 12/31/2025
(c)	Collections for October - December

Appendix H American Financial Group, Inc. Real Estate-Related Investments 12/31/2024 ($ in millions)

Investments accounted for using equity method (Real Estate Funds/Investments) (a)
Investment Type	Book Value	% of Book Value	Occupancy (b)	Collection Rate (c)
Multi-family	$1,222	88%	92%	97%
Fund Investments	93	7%	—	—
QOZ Fund - Development	28	2%	—	—
Office	17	1%	91%	100%
Marina	16	1%	—	—
Hospitality	10	1%	—	—
Land Development	6	0%	—	—

Total	$1,392	100%

Real Estate

Property Type	Book Value	% of Book Value	Debt
Resort & Marina	$50	52%	$—
Marina	35	37%	—
Office Building	9	9%	—
Land	2	2%	—

Total	$96	100%	$—

Mortgage Loans

Property Type	Book Value	% of Book Value	Loan To Value
Multifamily	$568	72%	65%
Hospitality	122	15%	49%
Marina	52	7%	52%
Office	49	6%	98%

Total	$791	100%	64%

Currently, no loans are receiving interest deferral through forbearance agreements.

(a)	Total investments accounted for using the equity method is $2.3 billion, the amounts presented in this table only relate to real estate funds/investments.
(b)	Occupancy as of 12/31/2024
(c)	Collections for October - December